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                                                                    EXHIBIT 10.6


                     McCown De Leeuw Subordination Agreement


                  This SUBORDINATION AGREEMENT, dated as of November 8, 2000 (the "Agreement"), made by each of McCown De Leeuw & Co. III, L.P. (the "Subordinated Creditor") and e-Satisfy.com Inc., a Delaware corporation (the "Borrower"), in favor of Silicon Valley Bank ("SVB" or the "Senior Creditor").

                  PRELIMINARY STATEMENTS:

                  (1) SVB and the Borrower are parties to the Accounts Receivable Purchase Agreement dated August 30, 2000 (the "Purchase Agreement") pursuant to which SVB may advance to Borrower up to $800,000 for the purchase from time to time of "receivables", as that term is defined in the Purchase Agreement.

                  (2) The Borrower is indebted to the Subordinated Creditor pursuant to the Subordinated Note dated March 31, 2000 in the principal amount of $1,354,500 and the Convertible Promissory Note dated June 23, 2000 in the principal amount of $451,500 (the "McCown Notes").

                  (3) It is contemplated by the terms of the Purchase Agreement that the Subordinated Creditor shall subordinate such indebtedness and the Subordinated Creditor has agreed to subordinate such indebtedness to obligations of the Borrower to SVB under the Purchase Agreement.

                  NOW, THEREFORE, in consideration of the premises hereunder the Subordinated Creditor and the Borrower each hereby agrees as follows:

                  SECTION 1. Agreement to Subordinate. The Subordinated Creditor and the Borrower each agrees that all obligations of the Borrower arising relating to the McCown Note, including all principal, interest, fees and expenses thereunder (the "Subordinated Debt") is and shall be subordinate, to the extent and in the manner hereinafter set forth, to the prior payment in full of all obligations of the Borrower now or hereafter existing under the Purchase Agreement, whether for principal, interest (including, without limitation, interest accruing after the filing of a petition initiating any proceeding under the Bankruptcy Code or similar proceeding of the type referred to in Section 4 of this Agreement or is an allowed claim in any such proceeding), whether or not such interest accrues after the filing of such petition for purposes of the Bankruptcy Code or is an allowed claim in such proceeding), fees, expenses or otherwise (such obligations being the "Senior Obligations").
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                  SECTION 2.  No Payments on the Subordinated Debt.

                           (a) No payment (including any payment that may be payable by reason of any other indebtedness of the Borrower being subordinated to payment of the Subordinated Debt) shall be made by or on behalf of the Borrower for or on account of any Subordinated Debt, and the Subordinated Creditor shall not take or receive from the Borrower, directly or indirectly, in cash or other property or by set-off or in any other manner, including, without limitation, from or by way of collateral, payment of all or any of the Subordinated Debt, unless and until full payment of amounts then due for principal, premium, if any, and interest on all Senior Obligations has been made in cash. No payment on account of principal or interest on the Subordinated Debt shall be made if, at the time of such payment or immediately after giving effect thereto, there shall exist under any Senior Obligations or any agreement pursuant to which any such Senior Obligations is issued any default. No acceleration of the amounts evidenced by and due on the Subordinated Debt shall be permitted or effected unless the principal amount due on all Senior Obligations shall have first been accelerated.

                           (b) Upon any acceleration of the principal amount due on any Senior Obligations or upon any distribution of all or substantially all of the assets of Borrower or any payment or distribution of assets of Borrower of any kind or character, whether in cash, property or securities, to creditors in connection with any dissolution, winding-up, total or partial liquidation or reorganization of Borrower whether voluntary or involuntary and whether in bankruptcy, insolvency, receivership, arrangement or other proceedings, or upon an assignment for the benefit of creditors, or upon any other marshaling of the assets and liabilities of Borrower, all principal, premium, if any, and interest due or to become due upon all Senior Obligations shall first be paid in full in cash before the holder of the Subordinated Debt shall be entitled to receive any payments for unpaid principal or unpaid interest on the Subordinated Debt; and upon any such acceleration, payment or distribution of assets, dissolution, winding up, total or partial liquidation, reorganization, assignment for the benefit of creditors, marshaling of assets or liabilities, or similar proceedings, any payment or distribution of assets of Borrower of any kind or character, whether in cash, property or securities, to which the holder of the Subordinated Debt, would, except for the provisions hereof, be entitled, shall be paid or delivered by Borrower, or by any receiver, trustee in bankruptcy, liquidating trustee, agent or other person making such payment or distribution, directly to the holders of the Senior Obligations pro rata upon the basis of the respective amounts of Senior Obligations held by such holders, to the extent necessary to pay all principal, premium, if any, and interest due or to become due upon all Senior Obligations in full in cash (after giving effect to any concurrent payment or distribution to or for the holders of Senior Obligations) before any payment or distribution is made to the holder of the Subordinated Debt.
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                           (c)      Upon any such acceleration, payment or
                  distribution of assets, dissolution, winding-up, total or partial liquidation or reorganization of Borrower, whether voluntary or involuntary and whether in bankruptcy, insolvency, receivership, arrangement or other proceedings, or upon an assignment for the benefit of creditors, or upon any other marshaling of the assets and liabilities of Borrower, any payment or distribution of assets of Borrower of any kind or character, whether in cash, property or securities, which shall be received by the holder of the Subordinated Debt before the entire principal, premium, if any, and interest on the Senior Obligations shall have been paid in full in cash, shall be held in trust for the benefit of and promptly paid over to the holders of Senior Obligations pro rata as aforesaid, for application to the payment of Senior Obligations remaining unpaid until all principal, premium, if any, and interest due or to become due upon all Senior Obligations shall have been paid in full in cash, after giving effect to any concurrent payment or distribution to or for the holders of Senior Obligations.

                           (d) Subject to the payment in full of all Senior Obligations, the holder of the Subordinated Debt shall, together with others so entitled, be subrogated to the rights of the holders of Senior Obligations to receive payments and distribution of assets or securities of Borrower applicable to the Senior Obligations until the principal of and interest on the Subordinated Debt shall be paid in full, and no such payments or distributions applicable to the Senior Obligations shall, as between Borrower, its creditors other than the holders of Senior Obligations, and the holders of the Subordinated Debt, be deemed to be a payment of Borrower to or on account of the Subordinated Debt.

                           (e) Notwithstanding the foregoing provisions of the Agreement, the holder of the Subordinated Debt shall be entitled to receive shares of the stock or other securities of Borrower issued as part of a reorganization or readjustment of securities of Borrower or any other corporation provided for by a plan of reorganization or readjustment, provided that the terms, rights and preferences of stock issued in payment of the Subordinated Debt is subordinated at least to the same extent as the Subordinated Debt to the payment of all Senior Obligations which may at the time be outstanding, and provided further that the rights of the holders of Senior Obligations are not altered by such reorganization or readjustment.

                           (f) The foregoing provisions are solely for the purpose of defining the relative rights of the holders of Senior Obligations on the one hand and the holder of the Subordinated Debt on the other hand, and nothing herein shall impair, as between Borrower and the holder of the Subordinated Debt, the obligation of Borrower, to pay to the holder hereof the principal plus hereof and interest plus hereon in accordance with its terms.

                  SECTION 3. Rights of Subrogation. The Subordinated Creditor agrees that no payment or distribution to the Senior Creditors pursuant to the provisions of this Agreement shall entitle the Subordinated Creditor to exercise any right of subrogation in respect thereof until the Senior Obligations shall have been paid in full.
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                  SECTION 4. Subordination Legend; Further Assurances. The
Subordinated Creditor and the Borrower will cause each instrument evidencing Subordinated Debt to be endorsed with the following legend:

                  "The indebtedness evidenced by this instrument is subordinated to the prior payment in full of the Senior Obligations (as defined in the Subordination Agreement hereinafter referred to) pursuant to, and to the extent provided in, the Subordination Agreement dated as of November 8, 2000, by the Borrower hereof and payee named herein in favor of Silicon Valley Bank under the Purchase Agreement (as defined therein)."

The Subordinated Creditor and the Borrower each will further mark its books of account in such a manner as shall be effective to give proper notice of the effect of this Agreement and will, in the case of any Subordinated Debt that is not evidenced by any instrument, upon the Senior Creditors' request cause such Subordinated Debt to be evidenced by an appropriate instrument or instruments endorsed with the above legend. The Subordinated Creditor and the Borrower each will, at its expense and at any time and from time to time, promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or desirable, or that the Senior Creditors may request, in order to protect any right or interest granted or purported to be granted hereby or to enable the Senior Creditors to exercise and enforce its rights and remedies hereunder.

                  SECTION 5. Agreement by the Borrower. The Borrower agrees that it will not make any payment of any of the Subordinated Debt, or take any other action, in contravention of the provisions of this Agreement.

                  SECTION 6. Obligations Hereunder Not Affected. All rights and interests of the Senior Creditors hereunder, and all agreements and obligations of the Subordinated Creditor and the Borrower under this Agreement, shall remain in full force and effect irrespective of:

                  (i) any lack of validity or enforceability of the Purchase Agreement or any other agreement or instrument relating thereto;

                  (ii) any change in the time, manner or place of payment of, or in any other term of, all or any of the Senior Obligations, or any other amendment or waiver of or any consent to any departure from the Purchase Agreement, including, without limitation, any increase in the Senior Obligations resulting from the extension of additional credit to the Borrower or any of its subsidiaries or otherwise;

                  (iii) any taking, exchange, release or non-perfection of any other collateral, or any taking, release or amendment or waiver of or consent to departure from any guaranty, for all or any of the Obligations;

                  (iv) any manner of application of collateral, or proceeds thereof, to all or any of the Obligations, or any manner of sale or other disposition of any collateral for all or any of the Obligations or any other assets of the Borrower or any of its subsidiaries;
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                  (v)      any change, restructuring or termination of the
         corporate structure or existence of the Borrower or any of its subsidiaries; or

                  (vi) any exercise or nonexercise of any right, power or remedy under or in respect of any Senior Obligations or any instrument or agreement relating thereto, or any waiver, consent, release, indulgence, extension, renewal, modification, delay or other action, inaction or omission, in respect of any Senior Obligations or any instrument or agreement relating thereto or any security therefor or guaranty thereof, whether or not the Subordinated Creditor shall have had notice or knowledge of any of the foregoing; or

                  (vii) any release of any Person liable in any manner for the collection of any Senior Obligations; or

                  (viii) any other circumstance that might otherwise constitute a defense available to, or a discharge of, the Borrower or a subordinated creditor.

This Agreement shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Senior Obligations is rescinded or must otherwise be returned by the Senior Creditors upon the insolvency, bankruptcy or reorganization of the Borrower or otherwise, all as though such payment had not been made.

                  SECTION 7. Waiver. The Subordinated Creditor and the Borrower each hereby waives promptness, diligence, notice of acceptance and any other notice with respect to (a) any of the Senior Obligations and this Agreement (including, without limitation, any creation or modification of the Senior Obligations), (b) any requirement that the Senior Creditors protect, secure, perfect or insure any security interest or lien or any property subject thereto or exhaust any right or take any action against the Borrower or any other Person or entity or any collateral or (c) any notice of or proof of reliance by the Senior Creditors upon the subordination provided for herein.

                  SECTION 8. Amendments, Etc. No amendment or waiver of any provision of this Agreement, and no consent to any departure by the Subordinated Creditor or the Borrower herefrom, shall in any event be effective unless the same shall be in writing and signed by the Senior Creditors and, as to any amendment, the Subordinated Creditor, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

                  SECTION 9. Expenses. The Subordinated Creditor and the Borrower jointly and severally agree upon demand to pay to the Senior Creditors the amount of any and all reasonable expenses, including the reasonable fees and expenses of its counsel and of any experts or agents, which the Senior Creditors may incur in connection with the (i) the exercise or enforcement of any of the rights of the Senior Creditors hereunder or (ii) the failure by the Subordinated Creditor or the Borrower to perform or observe any of the provisions hereof.
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                  SECTION 10. Addresses for Notices. All notices and other
communications provided for hereunder shall be in writing (including telecopier, telegraphic, telex or cable communication) and mailed, telecopied, telegraphed, telexed, cabled or delivered to it, if to the Subordinated Creditor, at 3000 Sand Hill Road, Building 3, Suite 290, Menlo Park, CA 94025; and if to the Borrower or SVB, at its address specified in the Purchase Agreement, or as to each party, at such other address as shall be designated by such party in a written notice to each other party. All such notices and other communications shall, when mailed, telecopied, telegraphed, telexed or cabled, be effective when deposited in the mails, telecopied, delivered to the telegraph company, confirmed by telex answerback or delivered to the cable company, respectively.

                  SECTION 11. Continuing Agreement; Assignments Under the Purchase Agreement. This Agreement is a continuing agreement and shall (i) remain in full force and effect until the payment in full of the Senior Obligations, (ii) be binding upon the Subordinated Creditor, the Borrower and their respective successors and assigns, and (iii) inure to the benefit of, and be enforceable by, the Senior Creditors and their respective successors, transferees and assigns.

                  SECTION 12. Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

                  SECTION 13. Successors and Assigns. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, transferees, heirs, executors and administrators of the Senior Creditors and the Subordinated Creditor. The Borrower may not assign or transfer its obligations hereunder.

                  SECTION 14. Severability. In case any provision of this Agreement shall be invalid, illegal, or unenforceable, the validity, legality and enforceability of the remaining provisions of this Agreement shall not in any way be affected or impaired thereby.

                  IN WITNESS WHEREOF, the Subordinated Creditor and the Borrower each has caused this Agreement to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.



MCCOWN DE LEEUW & CO. III, L.P.


By       ___________________________  Title:  ________________________


E-SATISFY.COM INC.


By       ___________________________  Title:  ________________________